UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): February 25, 2026

Select Water Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38066	26-3685382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1820 North I-35 Gainesville, Texas	76240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (940) 668-1818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	WTTR	New York Stock Exchange NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on February 23, 2026, Select Water Solutions, Inc. (the “Company”) and J.P. Morgan Securities LLC and BofA Securities, Inc., as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), entered into an underwriting agreement, dated February 19, 2026 (the “Underwriting Agreement”), pursuant to which the Company agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Company, subject to and upon the terms and conditions set forth therein, $175.0 million of its Class A common stock (the “Offering”) at the public offering price less underwriting discounts and commissions, with a 30-day option to purchase, at the public offering price less underwriting discounts, up to $26.25 million of additional shares of Class A Common Stock (the “Option”).

On February 23, 2026, the Underwriters exercised the Option in full, and the closing of the issuance and sale of the Option shares occurred on February 25, 2026. The issuance by the Company of the Option shares at a price of $12.75 per share resulted in additional gross proceeds of approximately $26.25 million, bringing the aggregate gross proceeds of the Offering to approximately $201.25 million.

The material terms of the Offering are described in the prospectus supplement, dated February 19, 2026 (the “Prospectus”), filed by the Company with the Commission on February 23, 2026, pursuant to Rule 424(b) under the Securities Act.

A copy of the legal opinion of Vinson & Elkins L.L.P. relating to the validity of the issuance and sale of the Common Stock in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

EXHIBIT	DESCRIPTION
5.1	Opinion of Vinson & Elkins L.L.P.
23.1	Consent of Vinson & Elkins L.L.P. (included as part of Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2026

SELECT WATER SOLUTIONS, INC.

By:	/s/ Christopher K. George
Christopher K. George
Executive Vice President and Chief Financial Officer